General DataComm Industries, Inc.
                           Statement of Operations
                     One Fiscal Month Ended February 28, 2003
                                   (Unaudited) (1)
                                  ($$ in 000's)

            Sales                                                  $1,957
            Cost of Sales                                             971
                                                                   -------
            Gross Margin                                              986

            Operating Expenses:
                          Selling, general & administrative           545
                          Research & development                      238
                                                                   -------
                                                                      783
            Operating income                                          203

            Interest expense(contractual interest/fees $357)(2)       390

            Other, net                                                 (6)
                                                                   -------
            Earnings(loss) before reorganization items,
             income taxes and discontinued operations                (181)

            Reorganization items:
                                Professional fees                     200
                                                                   -------

            Gain(loss) before income taxes
              and discontinued operations                            (381)

            Income tax provision                                       13
                                                                   -------

            Income(loss) before discontinued operations              (394)

            Income(loss) from discontinued operations                 150
                                                                   --------
            Net income(loss)                                       $ (244)
                                                                   ========

        ------------------
        (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

        (2) Interest expense includes both interest payments and adequate protection payments made to secured lenders. Such recorded interest is subject to adjustment upon acceptance of a reorganization plan by the bankruptcy court.

                        General DataComm Industries, Inc
                             Statement of Cash Flows
                    For the One Month Ended February 28, 2003
                                 (Unaudited) (1)
                                  ($$ in 000's)
                 Increase(Decrease) in Cash and Cash Equivalents


            Cash flows from operating activities:
               Cash received from customers                      $ 1,244
               Non A/R cash                                          222
               Interest paid (2)                                    (377)
               Cash paid to suppliers and employees               (1,548)
                                                                 --------
            Net cash (used in) provided by operating activities
               before reorganization items                          (459)

            Operating cash flows from reorganization items:
               Professional fees                                    (207)
                                                                 --------
            Net cash used by reorganization items                   (207)

            Net cash (used in) provided by operating activities     (666)

            Cash flows from financing activities:
               Principal payments on debt                           (145)
                                                                 --------
            Net cash used in financing activities                   (145)

            Net increase(decrease) in cash                        $ (811)
                                                                 ========

            Cash at beginning of period                            2,103
            Cash at end of period                                $ 1,292



            Reconciliation of net income to net cash provided
               by (used in) operating activities
            Net income (loss)                                    $ (244)
            (Increase) decrease in accounts receivable             (824)
            (Increase) decrease in notes receivable                   -
            (Increase) decrease in inventory                        403
            (Increase) decrease in other current assets            (219)
            Increase (decrease) in postpetition payables
               and other current liabilities                        218
                                                                 -------
            Net cash provided by operating activities            $ (666)
                                                                 =======

        ________________
          (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002)audit adjustments and the effects of the bankruptcy filing.

          (2) Interest expense includes both interest payments and adequate protection payments made to secured lenders. Such recorded interest is subject to adjustment upon acceptance of a reorganization plan by the bankruptcy court.

                        General DataComm Industries, Inc.
                           Consolidated Balance Sheet
                                February 28, 2003
                                 (Unaudited)(1)

          In thousands


          ASSETS:
          Current Assets:
                Cash and cash equivalents                 $1,292
                Accounts receivable                        4,313
                Inventories                                5,023
                Other current assets                         908
                                                        ---------
                                                          11,536

           Property, plant and equipment, net                  5
           Land and buildings held for sale                6,269
           Other assets                                        4
           Net assets of discontinued operations              92
                                                        ---------

                                           Total Assets  $17,906
                                                        =========


          LIABILITIES AND STOCKHOLDERS' EQUITY:
          Current liabilities:

          Liabilities not subject to compromise
                Accounts payable, trade                      911
                Accrued payroll and payroll-related costs    617
                Accrued expenses and other current liab.   3,414
                                                        ---------
                                                           4,942

          Liabilities subject to compromise
                Revolving credit loan                        $17
                Notes payable                             24,241 (2)
                7 3/4% Convertible debentures              3,000
                Accounts payable, trade                   12,058
                Accrued payroll and payroll-related costs    662
                Net current liabilities of discontinued
                   operations                              7,999
                Accrued expenses and other current liab.  13,295
                                                        ---------
                                                          61,272

                                                        ---------
                                      Total Liabilities   66,214

          Redeemable 5% Preferred Stock                    3,043

          Stockholders' equity:
                Preferred stock                              788
                Common stock                               3,328
                Paid-in-capital                          191,313
                Accumulated deficit                     (245,341)(2)
                 Less: Treasury stock                     (1,439)
                                                        ---------
                                                         (51,351)
                                                        ---------

             Total Liabilities and Stockholders' Equity  $17,906
                                                        =========

      _____________________
      (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

      (2) Excludes $405 interest/fees on secured debt that may not be payable.